Nationwide® Variable Universal Life Protector
Individual Flexible Premium Adjustable Variable, Fixed, and Index-Linked Universal Life Insurance Policies
Issued by
Nationwide Life and Annuity Insurance Company
through its
Nationwide VL Separate Account-G
Summary Prospectus for New Investors
___________________, 2021
This Summary Prospectus summarizes key features of the policy.
Before you invest, you should also review the prospectus for the policy, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the policy online at [__________]. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to [________@nationwide.com].
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
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Glossary
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the fixed interest options.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, reduction for any long-term care benefits paid, adjustments or reductions under the Long-Term Care Rider or Long-Term Care Rider II, or due and unpaid policy charges.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Index Segment(s) – A division of an indexed interest strategy created by the allocation of Net Premium and/or allocation or transfer of Cash Value to an indexed interest strategy on a Sweep Date.
Index Segment Maturity Date – The scheduled end date of an Index Segment term.
Index Segment Maturity Value - The Cash Value of an Index Segment on its Index Segment Maturity Date, including any Index Segment Interest credited.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Long-Term Care Specified Amount – The elected Long-Term Care Rider benefit amount adjusted for any post issue increases and decreases.
Long-Term Fixed Account – An investment option that is funded by Nationwide’s general account.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life and Annuity Insurance Company.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Pending Sweep Transaction – Cash Value being held in the Fixed Account, including attributable accrued interest, pending application to an indexed interest strategy on the next applicable Sweep Date.
Policy Date – The date the policy takes effect as shown in the Policy Specification Pages. Policy years, months, and anniversaries are measured from this date.
Policy Monthaversary – The same day of the month as the Policy Date for each succeeding month. In any month where such day does not exist (e.g. 29th, 30th, or 31st), the Policy Monthaversary will be the last day of that calendar month.
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Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Policy Specification Page(s) – The Policy Specification Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy Specification Page(s) will be issued if the policy owner makes any changes to coverage elections after the policy is issued.
Premium – Amount(s) paid to purchase and maintain the policy.
Percent of Premium Charge – The aggregate of the sales load and premium tax charges.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of the Premium specified by the policy owner or the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and tobacco habits of the Insured. Substandard Ratings are shown in the Policy Specification Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Sweep Date(s) – The dates on which allocated Net Premium and/or transferred Cash Value are applied to an indexed interest strategy to create a new Index Segment.
TI Accelerated Death Benefit Payment – The actual benefit amount that will be paid under the Accelerated Death Benefit for Terminal Illness Rider if the eligibility and conditions for payment are met. The benefit amount paid is reduced for risk deductions and adjustments for premature payment of the Base Policy Specified Amount.
TI Unadjusted Accelerated Death Benefit Payment – An amount equal to the percentage of the Base Policy Specified Amount elected multiplied by the Base Policy Specified Amount, when a payment is requested under the Accelerated Death Benefit for Terminal Illness Rider. Policy owners do not receive the unadjusted amount because it does not include risk charges and adjustments made due to the premature payment of the Base Policy Specified Amount.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.
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Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals	Surrender Charge – For up to 15 years from the Policy Date, or effective date of any Base Policy Specified Amount increase, a surrender charge is deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Base Policy Specified Amount (see Surrender Charge). This charge will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $45.29 per $1,000 of Specified Amount. For example, for a policy with a $100,000 Base Policy Specified Amount, a complete surrender could result in a surrender charge of $4,529.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 5% of the amount surrendered.
Transaction Charges	The policy owner may also be charged for other transactions as follows:
• Percent of Premium Charge – Deducted from each Premium payment applied to a policy.
• Capped Indexed Interest Strategy Charge – Assessed upon creation of an Index Segment in an Indexed Interest Strategy with a cap rate.
• Service Fee – Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements.
See Standard Policy Charges.
Ongoing Fees and Expenses (periodic charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (see Standard Policy Charges and Policy Riders and Rider Charges). Please refer to the Policy Specification Pages of your policy for rates applicable to the policy.
A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.15% [1]	9.20% [1]

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charge). In addition, taking policy loans may increase the risk of Lapse and may result in adverse tax consequences (see Policy Loans).
Risks Associated with Investment Options (the Subaccounts and the general account options)	• Investment in this policy is subject to the risk of poor investment performance of ]the investment options chosen by the policy owner.
•  Each investment option and each general account option will have its own unique risks.
• Review the prospectuses for the underlying mutual funds before making an investment decision.
See Principal Risks.
Insurance Company Risks	Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under any general account options), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see Principal Risks).
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RISKS
Policy Lapse	The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. There is no separate additional charge associated with reinstating a Lapsed policy. The Death Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Lapse.
RESTRICTIONS
Investments	• Nationwide reserves the right to add, remove, and substitute investment options available under the policy See Addition, Deletion, or Substitution of Mutual Funds.
Optional Benefits	• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
•  Certain optional benefits limit or restrict the investment options available for investment.
•  Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
For more information, see Policy Riders and Rider Charges.
TAXES
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy may be subject to taxes, may be taxed as ordinary income, and may be subject to a tax penalty.
For more information, see Taxes.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional to recommend this policy over another investment (see A Note on Charges).
Exchanges	Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy after determining, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy in Taxes).
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As a percentage of underlying mutual fund assets.
Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.
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Premiums
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Net Premium, loan repayments, and Cash Value may be allocated among general account options and/or variable investment options available in the policy.
The policy currently offers two types of general account options, fixed interest options and indexed interest options, see Risk of Allocating Cash Value to the General Account Options. As general account options, amounts credited to these investment options are dependent on Nationwide’s financial strength and claims paying ability.
The policy currently offers two types of general account options, fixed interest options and indexed interest options, see Risk of Allocating Cash Value to the General Account Options. As general account options, amounts credited to these investment options are dependent on Nationwide’s financial strength and claims paying ability.
The fixed interest options offered under the policy are the Fixed Account and the Long-Term Fixed Account. Both of these options will earn interest daily at an effective annual rate, see Fixed Interest Options. The Long-Term Fixed Account may earn a higher interest rate than the Fixed Account, but will also be subject to greater allocation, transfer, and partial surrender restrictions, see Fixed Interest Options Transfers.
The indexed interest options offered under the policy use the change in value of reference indexes as factors in the calculation of interest credited to Index Segments. Interest is calculated and applied on Index Segment Maturity Dates; however, no interest will be credited for amounts deducted from an Index Segment before the Index Segment Maturity Date for:
•	full and partial surrenders;
•	policy and Rider charge deductions; or
•	policy loans, including due and unpaid policy loan interest charged.
See Indexed Interest Options.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VL Separate Account-G contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
For additional information, see Standard Death Benefit Options.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
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•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Continuation of Coverage Guarantee Feature
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in the Guaranteed Policy Continuation provision.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Transfer Requests
Policy owners may request to transfer allocations between the fixed interest options and Sub-Accounts daily. Policy owners may request to transfer allocations to the indexed interest options daily that will create one or more Index Segments on the Sweep Date coinciding with or next following the date of the transfer request, see How Index Segments Work. Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the general account option(s) may delay a policy owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Unlike other variable insurance products Nationwide offers, Individual Flexible Premium Adjustable Variable, Fixed, and Index-Linked Universal Life Insurance Policies do not require distributions to be made before the Insured's death, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Overloan Lapse Protection Rider II
•	Children's Term Insurance Rider
•	Long-Term Care Rider II
•	Long-Term Care Rider
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•	Accelerated Death Benefit for Terminal Illness Rider
•	Accelerated Death Benefit for Chronic Illness Rider
•	Accelerated Death Benefit for Critical Illness Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Waiver of Monthly Deductions Rider
•	Extended No-Lapse Guarantee Rider
For additional information, see Policy Riders and Rider Charges.
Standard Death Benefit Under the Policy
Standard Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, the Insured dies by suicide, benefits were paid under a Rider that accelerated all or a portion of the Death Benefit, and if the Long Term Care Rider II is elected, when the Rider’s lapse protection feature is keeping the policy In Force when the Insured dies.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
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Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Policy Continuation	During the Death Benefit Guarantee Period, the policy will not Lapse if premium requirements are satisfied	• Standard	• The Monthly Death Benefit Guarantee Premium can change due to action by the policy owner
• When the Death Benefit Guarantee Period ends, the policy may be at risk of Lapse
For more information, see Guaranteed Policy Continuation Provision
Overloan Lapse Protection Rider II	Prevent the policy from Lapsing due to Indebtedness	• Optional	• Subject to eligibility requirements to invoke the Rider
• Election to invoke is irrevocable
• Once invoked, all other Riders terminate (except the Additional Term Insurance Rider, if applicable)
• Cash Value will be transferred to the Fixed Account and may not be transferred out
• No further loans or withdrawals may be taken from the policy
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s children	• Optional	• Insurance coverage for each insured child continues until the earlier: (1) the policy anniversary on or next following the date the Insured’s child turns age 22, or (2) the policy anniversary on which the Insured reaches Attained Age 65
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Rider II	Accelerates a portion of the Total Specified Amount for qualified long-term care services	• Optional	• Underwriting and approval of the Rider are separate and distinct from that of the policy
• Long-Term Care Specified Amount must be at least $100,000 and no more than the maximum determined in underwriting
• Subject to maximum monthly benefit
• Subject to eligibility requirements to invoke the Rider
• Subject to an elimination period before benefits are paid
• Written notice of claim is required
• Benefit associated with the Rider may not cover all long-term care costs incurred
• The Rider does not provide benefits for chronic illness resulting from suicide attempts, the commission of felonies, alcoholism or drug addiction, or war. The Rider also does not cover preexisting conditions not disclosed in the application for the Rider if the need for services begins during the first six months after the Rider effective date.
Long-Term Care Rider	Accelerates a portion of the Total Specified Amount for qualified long-term care services	• Optional	• Only available for new or In Force policies in states where the Long-Term Care Rider II is not approved
• Underwriting and approval of the Rider are separate and distinct from that of the policy
• If purchased six months or more after the Policy Date, new evidence of insurability is required
• Long-Term Care Specified Amount must be at least 10% of the Total Specified Amount and no more than 100% of the Total Specified Amount
• Subject to maximum monthly benefit
• Subject to eligibility requirements to invoke the Rider
• Subject to an elimination period before benefits are paid
• Written notice of claim is required
• Benefit associated with the Rider may not cover all long-term care costs incurred
• The Rider does not provide benefits for chronic illness resulting from suicide attempts, the commission of felonies, alcoholism or drug addiction, non-organic mental or psychoneurotic disorders, or war. The Rider also does not cover preexisting conditions not disclosed in the application if the need for services begins during the first six months after the Rider effective date.
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Terminal Illness Rider	Provides a one-time terminal illness benefit payment	• Optional	• The Rider only applies to the single Insured under the base policy
• Requested Percentage must not exceed 50% of the Base Policy Specified Amount
• Amount of the accelerated death benefit payment must be at least $10,000 and cannot exceed $250,000
• The minimum Base Policy Specified Amount for the policy must still be met after processing the acceleration request
• Timing restrictions on coverage may apply
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accelerated Death Benefit for Chronic Illness Rider	Provides for the chronic illness benefit payments	• Optional	• Subject to eligibility requirements
• Insured must be certified by a licensed health care practitioner within 30 days prior to submitting a claim
• Subject to annual and lifetime dollar amount limitations
• 90-day waiting period applies for the first claim; waiting period may apply for subsequent claims
• Death Benefit must be changed to Death Benefit option 1
• Partial Surrenders and Indebtedness will reduce benefits
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accelerated Death Benefit for Critical Illness Rider	Provides for critical illness benefit payments	• Optional	• Subject to eligibility requirements
• Insured must have one of the qualifying critical illness conditions to invoke this Rider
• Subject to annual and lifetime dollar amount limitations
• Death Benefit must be changed to Death Benefit option 1
• Partial Surrenders and Indebtedness will reduce benefits
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accidental Death Benefit Rider	Payment of a benefit in addition to the Death Benefit upon the Insured’s accidental death	• Optional	• Subject to eligibility requirements for accidental death
• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 5 and before the policy anniversary on which Insured reaches Attained Age 65
• Coverage continues until Insured reaches Attained Age 70
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Premium Waiver Rider	Provides a month credit to the policy upon the Insured’s total disability	• Optional	• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 21 and before the policy anniversary on which Insured reaches Attained Age 59
• Monthly credit applied may not be sufficient to keep the policy from Lapsing
• Cannot be elected if the Waiver of Monthly Deductions Rider is elected
Waiver of Monthly Deductions Rider	Waiver of policy charges if the Insured becomes totally disabled	• Optional	• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 21 and before the policy anniversary on which Insured reaches Attained Age 59
• Monthly charges will not be waived until the Insured has been disabled for six consecutive months
• Benefit alone may not be sufficient to keep the policy from Lapsing
Buying the Policy
Initial Premium Payment
The required initial Premium payment amount is stated in the Policy Specification Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and the Insured’s age, sex, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance. Refunds of Premium will be processed from the policy investment options in the order described in How Monthly Deductions Are Processed.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Premium payments will be allocated to the Sub-Accounts and fixed interest options according to the allocation instructions in effect at the time the Premium is received, subject to the following limitations on fixed interest options allocations:
(1)	Nationwide may refuse Premium allocations, including initial Premium, to the fixed interest options that would cause the total value of amounts allocated to the fixed interest options to exceed 50% of your policy's total Cash Value; and
(2)	Net Premium allocations to the Long-Term Fixed Account, including initial Premium, will not be permitted:
(a)	to exceed $500,000 in any 12 month period (determined on a rolling basis considering any Premium payment allocations during the 12 months prior to the Valuation Period during which we receive a Premium payment); and/or
14

(b)	if, at the time the Premium is received, it would cause the policy's Long-Term Fixed Account value to exceed $1,000,000.
Nationwide may further limit or refuse Premium payments to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards.
Premium allocations to the indexed interest options will be applied to the Fixed Account as a Pending Sweep Transaction on the day they are received. On the applicable Sweep Date, Pending Sweep Transactions will be allocated to the indexed interest strategies, after processing for monthly deductions and other policy charges, loans and partial surrenders, according to the allocation instructions in effect on the day on which the Net Premium was received, unless changed by any transfer requests received in the meantime.
The policy owner may change how future Premium will be allocated at any time while the policy is In Force by notifying Nationwide in writing.
How Your Policy Can Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended No-Lapse Guarantee Rider, or by invoking the Overloan Lapse Protection Rider II to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.
Guaranteed Policy Continuation Provision
The policy provides for a Guaranteed Policy Continuation Provision during the Death Benefit Guarantee Period shown in the Policy Specification Pages. During the Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Death Benefit Guarantee Premium required is stated in the Policy Specification Pages and will vary by the Insured's issue age, sex, underwriting classification, any Substandard Ratings, the Total Specified Amount and any Riders elected.
The Monthly Death Benefit Guarantee Premium can only change due to action taken by the policy owner. If a policy owner has made any changes to the policy after it is issued, including any policy loans or partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Death Benefit Guarantee Premium may change. A change will result in reissued Policy Specification Pages which will show the new Monthly Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Grace Period
If the Cash Surrender Value on any Policy Monthaversary is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. If the required Premium is not paid within 61 days, the policy and all Riders will Lapse. The amount is equal to the lesser of:
•	the amount of Premium required to pay any due and unpaid policy charges plus three times the current monthly deductions; or
•	during the Death Benefit Guarantee Period, the amount of Premium that will bring the Guaranteed Policy Continuation Provision back into effect; or
•	if the Extended No-Lapse Guarantee Rider is elected and the Death Benefit Guarantee Period has ended, the amount of Premium that will satisfy the Rider.
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The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A policy owner may request reinstatement of a Lapsed policy by:
(1)	submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)	providing evidence of insurability satisfactory to Nationwide;
(3)	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement, or, if the policy is in the Death Benefit Guarantee Period, paying the lesser of (a) and (b) where:
(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the Guaranteed Policy Continuation Provision into effect;
(4)	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
(5)	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next Policy Monthaversary following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the surrender charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Cash Value will be applied to the policy investment options according to the policy owner’s most recent allocation instructions for Net Premium.
Making Withdrawals: Accessing the Money in Your Policy
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Any applicable surrender charges will be deducted from the policy’s Cash Value, see Surrender Charge. See Payment of Policy Proceeds for additional information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 5% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee. See Payment of Policy Proceeds for additional information.
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A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated in the Policy Specification Pages, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk. The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.
Additional Information About Fees
The following tables describe the fees and expenses that a policy owner will pay when buying, owning, and surrendering or making partial surrenders from the policy. Please refer to the Policy Specifications Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. Except where noted, charges are deducted from the policy's Cash Value as described in How Monthly Charges are Deducted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge[1]	Upon making a Premium payment	Maximum: $100 per $1,000 of Premium	Currently: $60 per $1,000 of Premium
Capped Indexed Interest Strategy Charge[2]	Upon creation of an Index Segment in an Indexed Interest Strategy with a cap rate	Maximum: 2.00% of Cash Value applied to create an Index Segment	Currently: 0.50% of Cash Value applied to create an Index Segment
Service Fee[3]	Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 5% of the amount surrendered from the policy's Cash Value	Currently: $0
Surrender Charge4†	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	Maximum: $45.29 per $1,000 of Specified Amount	Minimum: $0.87 per $1,000 of Specified Amount
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount and Total Specified Amount of $500,000; Death Benefit Option 1; and a complete surrender of the policy in the first year	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	$17.93 per $1,000 of Specified Amount from the policy's Cash Value
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Percent of Premium Charge shown is the guaranteed maximum rate that may be charged in any policy year, see Percent of Premium Charge.
[2]	Capped Indexed Interest Strategy Charge rates may vary by Indexed Interest Strategy and date on which an Index Segment was created.
[3]	The policy owner will be expected to pay the Service Fee by check or money order at the time of the request. This charge will not be deducted from Cash Value.
[4]	The maximum Surrender Charge calculation assumes: the Insured is a female; issue age 61; tobacco; and a full surrender is taken during the first four policy years. The minimum Surrender Charge calculation assumes: the Insured is a female; issue age 0; non-tobacco; and a full surrender is taken during the 10th policy year, see Surrender Charges.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Base Contract Charges (Periodic Charges)
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge1†	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount and Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.01 per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Percent of Sub-Account Value Charge[3]	Monthly	Maximum: $0.42 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years	Currently: $0.00 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $20.00 per policy	Currently: $10.00 per policy
Per $1,000 of Specified Amount Charge4 †	Monthly	Maximum: $3.14 per $1,000 of Base Policy Specified Amount	Minimum: $0.10 per $1,000 of Base Policy Specified Amount
Representative: an Issue Age of 35, in the first policy year, male preferred non-tobacco with a Base Policy Specified Amount of $500,000, and Death Benefit Option 1	Monthly	$0.17 per $1,000 of Base Policy Specified Amount
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Base Contract Charges (Periodic Charges)
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Policy Loan Interest Charge[5]	Annually and at the time of certain events and transactions	Maximum: 4.50% of outstanding policy loan	Currently: 4.50% of outstanding policy loan
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Cost of Insurance Charge calculation assumes: the Insured is a male; issue age 85; policy year 35; standard tobacco; and any Total Specified Amount. Other sets of assumptions may also produce the maximum charge. The minimum charge calculation assumes: the Insured is either male or female; Attained Age 121; any underwriting classification; any Total Specified Amount; and any policy year on or after the policy anniversary the Insured reached Attained Age 121. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
[3]	The maximum Percent of Sub-Account Value Charge represents the maximum amount that may be charged in any policy month based on any dollar amount allocated to the Sub-Accounts.
[4]	The maximum Per $1,000 of Specified Amount Charge calculation assumes: any policy year; male; issue age 85; any Total Specified Amount; and any Death Benefit Option is in effect. The minimum charge calculation assumes: policy years 1-15; female; non-tobacco preferred plus; Issue Age 35; Total Specified Amount of $5,000,000 or more; and Death Benefit Option 1 is in effect.
5
The Policy Loan Interest Charge is described in more detail in Policy Loans.
The next table describes the fees and expenses that a policy owner will pay periodically only if the Rider is elected and while it is In Force.
Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Children's Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Long-Term Care Rider II Charge1†	Monthly	Maximum: $4.17 per $1,000 of Long -Term Care Rider Specified Amount	Minimum: $0.00 per $1,000 of Long-Term Care Rider Specified Amount
Representative: an Attained Age 35 male single preferred non-tobacco with an elected benefit percentage of 4%	Monthly	$0.08 per $1,000 of Long-Term Care Rider Specified Amount
Long-Term Care Rider Charge2†	Monthly	Maximum: $12.90 per $1,000 of Long-Term Care Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Long-Term Care Rider Net Amount At Risk
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$0.02 per $1,000 of Long-Term Care Rider Net Amount At Risk
Accidental Death Benefit Rider Charge3†	Monthly	Maximum: $0.75 per $1,000 of Accidental Death Benefit Rider Specified Amount	Minimum: $0.05 per $1,000 of Accidental Death Benefit Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with an Accidental Death Benefit Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Accidental Death Benefit Rider Specified Amount
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Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Waiver of Monthly Deductions Rider Charge4†	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an Attained Age 35 male preferred non-tobacco with a Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit
Premium Waiver Rider Charge5†	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Extended No-Lapse Guarantee Rider Charge[6]	Monthly	Maximum:
		400% of the sum of the guaranteed maximum cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the guaranteed maximum charges for all other In Force Riders	Minimum: 5% of the sum of the current cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the current charges for all other In Force Riders
Representative: an Issue Age
35 male in the first policy year, preferred non-tobacco with a Total Specified Amount of $500,000, Death Benefit Option 1, a maximum Attained Age election of 90, and no other Riders are attached to the policy.	Monthly	44.50% of the sum of the current cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the current charges for all other In Force Riders
Overloan Lapse Protection Rider II Charge†	Upon invoking the Rider	Maximum: $185.00 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000, assuming the guideline premium/cash value corridor life insurance qualification test is elected	Upon invoking the Rider	$32 per $1,000 of Cash Value
Accelerated Death Benefit for Terminal Illness Rider Charge7†
TI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Rider Charge	Upon invoking the Rider	Maximum: $200 per $1,000 of Unadjusted Accelerated Death Benefit Payment	Minimum: $30 per $1,000 of Unadjusted Accelerated Death Benefit Payment
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Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Representative: an Insured of any age or sex, an assumed life expectancy of 1 year, an assumed interest rate of 5% and a risk charge of 5%.	Upon invoking the Rider	$100 per $1,000 of Cash Value
Accelerated Death Benefit for Chronic Illness Rider Charge†
CI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Accelerated Death Benefit for Critical Illness Rider Charge†
CRI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Long-Term Care Rider II charge assumes: the Insured is a female; Issue Age 80, single non-tobacco; and elected benefit percentage of 4% of the Long-Term Care Specified Amount. The minimum charge assumes: the Insured is either male or female and is Attained Age 100; and any underwriting classification.
[2]	The maximum Long-Term Care Rider Charge assumes: the Insured is a female; Attained Age 99; standard tobacco; with a Substandard Rating table E. The minimum charge assumes: the Insured is either male or female and is Attained Age 100; and any underwriting classification.
[3]	The maximum Accidental Death Benefit Rider Charge assumes: the Insured is Attained Age 69 with a Substandard Rating of table P. The minimum charge assumes: the Insured is Attained Age 5 with no Substandard Rating.
[4]	The maximum Waiver of Monthly Deductions Rider Charge assumes: the Insured is Attained Age 59 with a Substandard Rating of table H. The minimum charge assumes: the Insured is male; Attained Age 18; with no Substandard Rating.
[5]	The maximum Premium Waiver Rider Charge assumes: monthly Premium payments of $1,000; the Insured is female; Attained Age 64; with a Substandard Rating of table H. The minimum charge assumes: monthly Premium payments of $1,000; the Insured is male; Attained Age 18; and any underwriting classification.
[6]	The maximum Extended No-Lapse Guarantee Rider charge rate applies to all policies. The minimum charge assumes the Insured is Issue Age 70, male, tobacco, with no Substandard Rating. Other sets of assumptions may also produce the minimum charge.
[7]	The Accelerated Death Benefit for Terminal Illness Rider Charge varies based on prevailing interest rates and the life expectancy of the Insured upon payment of the TI Accelerated Death Benefit Payment. The maximum Accelerated Death Benefit for Terminal Illness Rider Charge assumes: an interest rate discount of 15%; a risk charge of 5%; and a one year life expectancy for the Insured. The minimum charge assumes: an interest rate discount of 4%; a risk charge of 2%; and a life expectancy for the Insured that is less than or equal to three months.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy. Including their annual expenses, may be found in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.15%	9.20%
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Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?clientid=nwvpx&fundid=63866K528.This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to IASVCTR@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
International Stocks	American Funds Insurance Series® - New World Fund®: Class 2 Investment Adviser: Capital Research and Management Company	1.01%	20.28%	11.41%	6.40%
Bonds	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Financial Management, Inc.	0.59%*	7.48%	6.91%	6.62%
Asset Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.73%*	19.10%	8.35%	6.93%
Large Cap Stocks	Deutsche DWS Variable Series I - DWS Capital Growth VIP: Class A Investment Adviser: DWS Investment Management Americas, Inc.	0.50%	35.49%	18.37%	16.43%
International Stocks	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A Investment Adviser: DWS Investment Management Americas, Inc.	0.68%	6.99%	7.48%	7.17%
Asset Allocation	DFA Investment Dimensions Group Inc. - DFA VA Global Moderate Allocation Portfolio: Institutional Class Investment Adviser: Dimensional Fund Advisors LP Designation: FF	0.30%*	9.96%	7.68%	-
Bonds	DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.24%	1.54%	2.15%	2.32%
International Stocks	DFA Investment Dimensions Group Inc. - VA International Small Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.57%	7.08%	6.98%	7.23%
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Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
International Stocks	DFA Investment Dimensions Group Inc. - VA International Value Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.45%	(3.68)%	3.55%	3.22%
Short-term Bonds	DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.21%	0.74%	1.28%	0.85%
Large Cap Stocks	DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio Investment Adviser: Dimensional Fund Advisors LP	0.27%	(2.28)%	7.57%	11.04%
Small Cap Stocks	DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio Investment Adviser: Dimensional Fund Advisors LP	0.38%	0.20%	5.45%	9.43%
Bonds	DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.15%	10.79%	4.69%	-
International Stocks	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	1.06%	30.49%	13.79%	5.73%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.71%	29.61%	14.92%	13.89%
Specialty	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company	0.92%	(31.28)%	(9.65)%	(4.42)%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.73%	43.24%	20.21%	17.40%
International Stocks	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.	0.89%	14.31%	7.90%	6.98%
Specialty	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.76%	(9.86)%	3.19%	7.83%
Asset Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 1 Investment Adviser: Franklin Advisers, Inc.	0.46%*	1.60%	6.18%	6.44%
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Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Specialty	Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares Investment Adviser: Goldman Sachs Asset Management, L.P.	1.27%*	5.59%	2.04%	-
Asset Allocation	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares Investment Adviser: Invesco Advisers, Inc.	0.80%*	7.81%	6.79%	6.60%
International Stocks	Invesco Oppenheimer V.I. Global Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.77%*	25.15%	13.46%	11.88%
International Stocks	Invesco Oppenheimer V.I. International Growth Fund: Series I Investment Adviser: Invesco Advisers, Inc.	1.00%*	19.63%	7.71%	8.27%
Small Cap Stocks	Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.80%*	14.59%	10.20%	12.03%
Mid Cap Stocks	Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (formerly, Janus Henderson VIT Enterprise Portfolio: Service Shares) Investment Adviser: Janus Capital Management LLC	0.97%	15.53%	16.10%	15.16%
Specialty	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (formerly, Janus Henderson VIT Global Technology Portfolio: Service Shares) Investment Adviser: Janus Capital Management LLC	0.99%	49.79%	27.28%	20.19%
Bonds	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Adviser: Lord, Abbett & Co. LLC	0.73%	6.78%	4.24%	4.07%
Specialty	MFS® Variable Insurance Trust - MFS Utilities Series: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.78%	5.86%	10.18%	9.37%
Large Cap Stocks	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.73%	3.45%	8.95%	11.29%
International Stocks	MFS® Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.88%*	13.82%	11.15%	8.10%
Mid Cap Stocks	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.81%	3.06%	7.99%	11.10%
Asset Allocation	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors Designation: MF	0.93%*	10.76%	8.94%	9.64%
24

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Bonds	Nationwide Variable Insurance Trust - DoubleLine NVIT Total Return Tactical Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: DoubleLine Capital LP	1.00%*	3.38%	-	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	1.02%*	10.54%	8.60%	9.18%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.87%*	8.27%	6.40%	6.43%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.91%*	9.68%	7.69%	7.92%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.78%*	6.95%	4.79%	4.28%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.80%*	4.31%	5.33%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.80%*	5.64%	6.53%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF	0.89%*	9.09%	7.09%	7.21%
25

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.97%*	10.27%	8.20%	8.46%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.84%*	7.82%	5.94%	5.77%
Bonds	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.38%	7.01%	3.96%	3.40%
Bonds	Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Neuberger Berman Investment Advisers LLC	0.64%	8.96%	4.79%	4.03%
Cash	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Federated Investment Management Company	0.44%	0.37%	0.80%	0.40%
International Stocks	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.43%	5.54%	5.85%	5.68%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.73%	11.32%	9.20%	9.67%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.67%	8.61%	6.58%	6.58%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.69%	10.56%	8.20%	8.26%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.67%	6.51%	4.59%	4.23%
26

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.55%*	4.35%	5.49%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.57%*	5.37%	6.69%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.68%	9.46%	7.37%	7.46%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.70%	10.96%	8.68%	8.83%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.66%	7.95%	5.97%	5.91%
Bonds	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC Designation: FF	0.76%*	7.12%	-	-
International Stocks	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC Designation: FF	0.77%*	13.24%	-	-
Specialty	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic℠ Multi-Asset Fund: Class Y Investment Adviser: Nationwide Fund Advisors Sub-Adviser: J.P. Morgan Investment Management Inc.	0.43%*	0.74%	-	-
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Core Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Dynamic U.S. Growth Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Mellon Investments Corporation	0.61%*	17.98%	15.04%	14.60%
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.40%	9.13%	9.55%	11.04%
27

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: American Century Investment Management, Inc. and Thompson, Siegel & Walmsley LLC	0.95%*	(2.11)%	5.77%	10.04%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.07%*	32.72%	16.18%	14.64%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.24%*	17.17%	13.72%	13.90%
Short-term Bonds	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.54%	3.09%	2.45%	1.87%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.61%*	13.15%	9.79%	10.73%
Specialty	PIMCO Variable Insurance Trust - CommodityRealReturn® Strategy Portfolio: Administrative Class Investment Adviser: PIMCO	2.16%*	0.88%	0.67%	(5.11)%
Large Cap Stocks	Putnam Variable Trust - Putnam VT Equity Income Fund: Class IA Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.57%	6.00%	10.24%	12.31%
International Stocks	Putnam Variable Trust - Putnam VT International Value Fund: Class IA Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	0.92%	2.42%	3.99%	4.56%
Specialty	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio Investment Adviser: T. Rowe Price Associates, Inc.	0.94%*	27.34%	13.49%	20.50%
Specialty	VanEck VIP Trust - Global Hard Assets Fund: Initial Class Investment Adviser: Van Eck Associates Corporation	1.15%	18.45%	1.72%	(3.66)%
Specialty	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I Investment Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	0.89%*	(5.89)%	5.46%	9.09%
* Indicates amount reflected includes reimbursements and waivers.
28

Designations Key:
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
MF:	The underlying mutual fund operates as a "feeder fund", which means it invests all of its investment assets in another mutual fund, the "master fund". Investors in this underlying mutual fund will bear the fees and expenses of both this underlying mutual fund and the "master fund" in which it invests. Therefore, this may result in higher expenses than those of other underlying mutual funds that invest directly in individual securities. Refer to the prospectus for this underlying mutual fund for more information.
VOL:	The underlying mutual fund uses a volatility management strategy to reduce a policy owner’s exposure to equity investments when equity markets are volatile which may limit investment losses in a down market. However, use of such a strategy may also limit the growth of the policy’s Cash Value. Allocation to this type of investment option may result in foregone investment gains that could otherwise be realized by investing in riskier investment options.
Extended No-Lapse Guarantee Rider
Only the investment options shown below are available for election while this Rider is In Force:
•	the Fixed Account; and/or
•	the indexed interest options; and/or
any combination of the Sub-Accounts listed below:
•	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A
•	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
•	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P
29

Outside back cover page
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information, both dated [______________], 2021, as amended or supplemented. The Statement of Additional Information may be obtained, free of charge, in the same manner as the prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000179265

Nationwide® Variable Universal Life Protector – Series H
Individual Flexible Premium Adjustable Variable, Fixed, and Index-Linked Universal Life Insurance Policies
Issued by
Nationwide Life and Annuity Insurance Company
through its
Nationwide VL Separate Account-G
Summary Prospectus for New Investors
___________________, 2021
This Summary Prospectus summarizes key features of the policy.
Before you invest, you should also review the prospectus for the policy, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the policy online at [__________]. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to [________@nationwide.com].
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.

Glossary
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The Cash Value minus Indebtedness and any surrender charge.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the fixed interest options.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, reduction for any long-term care benefits paid, adjustments or reductions under the Long-Term Care Rider or Long-Term Care Rider II, or due and unpaid policy charges.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Index Segment(s) – A division of an indexed interest strategy created by the allocation of Net Premium and/or allocation or transfer of Cash Value to an indexed interest strategy on a Sweep Date.
Index Segment Maturity Date – The scheduled end date of an Index Segment term.
Index Segment Maturity Value - The Cash Value of an Index Segment on its Index Segment Maturity Date, including any Index Segment Interest credited.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their birthday nearest the Policy Date. If their last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday.
Lapse – The policy terminates without value.
Long-Term Care Specified Amount – The elected Long-Term Care Rider benefit amount adjusted for any post issue increases and decreases.
Long-Term Fixed Account – An investment option that is funded by Nationwide’s general account.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life and Annuity Insurance Company.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Pending Sweep Transaction – Cash Value being held in the Fixed Account, including attributable accrued interest, pending application to an indexed interest strategy on the next applicable Sweep Date.
Policy Date – The date the policy takes effect as shown in the Policy Specification Pages. Policy years, months, and anniversaries are measured from this date.
Policy Monthaversary – The same day of the month as the Policy Date for each succeeding month. In any month where such day does not exist (e.g. 29th, 30th, or 31st), the Policy Monthaversary will be the last day of that calendar month.

Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or is surrendered, adjusted to account for any unpaid charges, Indebtedness and Rider benefits.
Policy Specification Page(s) – The Policy Specification Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy Specification Page(s) will be issued if the policy owner makes any changes to coverage elections after the policy is issued.
Premium – Amount(s) paid to purchase and maintain the policy.
Percent of Premium Charge – The aggregate of the sales load and premium tax charges.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured's total disability for six consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of the Premium specified by the policy owner or the average actual monthly Premiums paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).
Returned Premium – Any return of Premium due to Code Section 7702 or 7702A.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and tobacco habits of the Insured. Substandard Ratings are shown in the Policy Specification Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Sweep Date(s) – The dates on which allocated Net Premium and/or transferred Cash Value are applied to an indexed interest strategy to create a new Index Segment.
TI Accelerated Death Benefit Payment – The actual benefit amount that will be paid under the Accelerated Death Benefit for Terminal Illness Rider if the eligibility and conditions for payment are met. The benefit amount paid is reduced for risk deductions and adjustments for premature payment of the Base Policy Specified Amount.
TI Unadjusted Accelerated Death Benefit Payment – An amount equal to the percentage of the Base Policy Specified Amount elected multiplied by the Base Policy Specified Amount, when a payment is requested under the Accelerated Death Benefit for Terminal Illness Rider. Policy owners do not receive the unadjusted amount because it does not include risk charges and adjustments made due to the premature payment of the Base Policy Specified Amount.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals	Surrender Charge – For up to 15 years from the Policy Date, or effective date of any Base Policy Specified Amount increase, a surrender charge is deducted if the policy is surrendered, Lapses, or there is a requested decrease of the Base Policy Specified Amount (see Surrender Charge). This charge will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $45.29 per $1,000 of Specified Amount. For example, for a policy with a $100,000 Base Policy Specified Amount, a complete surrender could result in a surrender charge of $4,529.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 5% of the amount surrendered.
Transaction Charges	The policy owner may also be charged for other transactions as follows:
• Percent of Premium Charge – Deducted from each Premium payment applied to a policy.
• Capped Indexed Interest Strategy Charge – Assessed upon creation of an Index Segment in an Indexed Interest Strategy with a cap rate.
• Service Fee – Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements.
See Standard Policy Charges.
Ongoing Fees and Expenses (periodic charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (see Standard Policy Charges and Policy Riders and Rider Charges). Please refer to the Policy Specification Pages of your policy for rates applicable to the policy.
A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.15% [1]	9.20% [1]

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charge). In addition, taking policy loans may increase the risk of Lapse and may result in adverse tax consequences (see Policy Loans).
Risks Associated with Investment Options (the Subaccounts and the general account options)	• Investment in this policy is subject to the risk of poor investment performance of ]the investment options chosen by the policy owner.
•  Each investment option and each general account option will have its own unique risks.
• Review the prospectuses for the underlying mutual funds before making an investment decision.
See Principal Risks.
Insurance Company Risks	Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under any general account options), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see Principal Risks).

RISKS
Policy Lapse	The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. There is no separate additional charge associated with reinstating a Lapsed policy. The Death Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Lapse.
RESTRICTIONS
Investments	• Nationwide reserves the right to add, remove, and substitute investment options available under the policy See Addition, Deletion, or Substitution of Mutual Funds.
Optional Benefits	• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
•  Certain optional benefits limit or restrict the investment options available for investment.
•  Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
For more information, see Policy Riders and Rider Charges.
TAXES
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy may be subject to taxes, may be taxed as ordinary income, and may be subject to a tax penalty.
For more information, see Taxes.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional to recommend this policy over another investment (see A Note on Charges).
Exchanges	Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy after determining, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy in Taxes).
1
As a percentage of underlying mutual fund assets.
Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.

Premiums
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.
Net Premium, loan repayments, and Cash Value may be allocated among general account options and/or variable investment options available in the policy.
The policy currently offers two types of general account options, fixed interest options and indexed interest options, see Risk of Allocating Cash Value to the General Account Options. As general account options, amounts credited to these investment options are dependent on Nationwide’s financial strength and claims paying ability.
The policy currently offers two types of general account options, fixed interest options and indexed interest options, see Risk of Allocating Cash Value to the General Account Options. As general account options, amounts credited to these investment options are dependent on Nationwide’s financial strength and claims paying ability.
The fixed interest options offered under the policy are the Fixed Account and the Long-Term Fixed Account. Both of these options will earn interest daily at an effective annual rate, see Fixed Interest Options. The Long-Term Fixed Account may earn a higher interest rate than the Fixed Account, but will also be subject to greater allocation, transfer, and partial surrender restrictions, see Fixed Interest Options Transfers.
The indexed interest options offered under the policy use the change in value of reference indexes as factors in the calculation of interest credited to Index Segments. Interest is calculated and applied on Index Segment Maturity Dates; however, no interest will be credited for amounts deducted from an Index Segment before the Index Segment Maturity Date for:
•	full and partial surrenders;
•	policy and Rider charge deductions; or
•	policy loans, including due and unpaid policy loan interest charged.
See Indexed Interest Options.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VL Separate Account-G contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
For additional information, see Standard Death Benefit Options.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;

•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Continuation of Coverage Guarantee Feature
The policy will remain In Force during the policy continuation period as long as sufficient Premium is paid to meet the requirements set forth in the Guaranteed Policy Continuation provision.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Transfer Requests
Policy owners may request to transfer allocations between the fixed interest options and Sub-Accounts daily. Policy owners may request to transfer allocations to the indexed interest options daily that will create one or more Index Segments on the Sweep Date coinciding with or next following the date of the transfer request, see How Index Segments Work. Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the general account option(s) may delay a policy owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Unlike other variable insurance products Nationwide offers, Individual Flexible Premium Adjustable Variable, Fixed, and Index-Linked Universal Life Insurance Policies do not require distributions to be made before the Insured's death, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Overloan Lapse Protection Rider II
•	Children's Term Insurance Rider
•	Long-Term Care Rider II
•	Long-Term Care Rider

•	Accelerated Death Benefit for Terminal Illness Rider
•	Accelerated Death Benefit for Chronic Illness Rider
•	Accelerated Death Benefit for Critical Illness Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Waiver of Monthly Deductions Rider
•	Extended No-Lapse Guarantee Rider
For additional information, see Policy Riders and Rider Charges.
Standard Death Benefit Under the Policy
Standard Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Cash Value as of the Insured's date of death.
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, the Insured dies by suicide, benefits were paid under a Rider that accelerated all or a portion of the Death Benefit, and if the Long Term Care Rider II is elected, when the Rider’s lapse protection feature is keeping the policy In Force when the Insured dies.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the guideline premium/cash value corridor test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Policy Continuation	During the Death Benefit Guarantee Period, the policy will not Lapse if premium requirements are satisfied	• Standard	• The Monthly Death Benefit Guarantee Premium can change due to action by the policy owner
• When the Death Benefit Guarantee Period ends, the policy may be at risk of Lapse
For more information, see Guaranteed Policy Continuation Provision
Overloan Lapse Protection Rider II	Prevent the policy from Lapsing due to Indebtedness	• Optional	• Subject to eligibility requirements to invoke the Rider
• Election to invoke is irrevocable
• Once invoked, all other Riders terminate (except the Additional Term Insurance Rider, if applicable)
• Cash Value will be transferred to the Fixed Account and may not be transferred out
• No further loans or withdrawals may be taken from the policy
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s children	• Optional	• Insurance coverage for each insured child continues until the earlier: (1) the policy anniversary on or next following the date the Insured’s child turns age 22, or (2) the policy anniversary on which the Insured reaches Attained Age 65

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Rider II	Accelerates a portion of the Total Specified Amount for qualified long-term care services	• Optional	• Underwriting and approval of the Rider are separate and distinct from that of the policy
• Long-Term Care Specified Amount must be at least $100,000 and no more than the maximum determined in underwriting
• Subject to maximum monthly benefit
• Subject to eligibility requirements to invoke the Rider
• Subject to an elimination period before benefits are paid
• Written notice of claim is required
• Benefit associated with the Rider may not cover all long-term care costs incurred
• The Rider does not provide benefits for chronic illness resulting from suicide attempts, the commission of felonies, alcoholism or drug addiction, or war. The Rider also does not cover preexisting conditions not disclosed in the application for the Rider if the need for services begins during the first six months after the Rider effective date.
Long-Term Care Rider	Accelerates a portion of the Total Specified Amount for qualified long-term care services	• Optional	• Only available for new or In Force policies in states where the Long-Term Care Rider II is not approved
• Underwriting and approval of the Rider are separate and distinct from that of the policy
• If purchased six months or more after the Policy Date, new evidence of insurability is required
• Long-Term Care Specified Amount must be at least 10% of the Total Specified Amount and no more than 100% of the Total Specified Amount
• Subject to maximum monthly benefit
• Subject to eligibility requirements to invoke the Rider
• Subject to an elimination period before benefits are paid
• Written notice of claim is required
• Benefit associated with the Rider may not cover all long-term care costs incurred
• The Rider does not provide benefits for chronic illness resulting from suicide attempts, the commission of felonies, alcoholism or drug addiction, non-organic mental or psychoneurotic disorders, or war. The Rider also does not cover preexisting conditions not disclosed in the application if the need for services begins during the first six months after the Rider effective date.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Terminal Illness Rider	Provides a one-time terminal illness benefit payment	• Optional	• The Rider only applies to the single Insured under the base policy
• Requested Percentage must not exceed 50% of the Base Policy Specified Amount
• Amount of the accelerated death benefit payment must be at least $10,000 and cannot exceed $250,000
• The minimum Base Policy Specified Amount for the policy must still be met after processing the acceleration request
• Timing restrictions on coverage may apply
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accelerated Death Benefit for Chronic Illness Rider	Provides for the chronic illness benefit payments	• Optional	• Subject to eligibility requirements
• Insured must be certified by a licensed health care practitioner within 30 days prior to submitting a claim
• Subject to annual and lifetime dollar amount limitations
• 90-day waiting period applies for the first claim; waiting period may apply for subsequent claims
• Death Benefit must be changed to Death Benefit option 1
• Partial Surrenders and Indebtedness will reduce benefits
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accelerated Death Benefit for Critical Illness Rider	Provides for critical illness benefit payments	• Optional	• Subject to eligibility requirements
• Insured must have one of the qualifying critical illness conditions to invoke this Rider
• Subject to annual and lifetime dollar amount limitations
• Death Benefit must be changed to Death Benefit option 1
• Partial Surrenders and Indebtedness will reduce benefits
• Receipt of accelerated death benefits may be taxable and may adversely impact eligibility for other government benefits
Accidental Death Benefit Rider	Payment of a benefit in addition to the Death Benefit upon the Insured’s accidental death	• Optional	• Subject to eligibility requirements for accidental death
• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 5 and before the policy anniversary on which Insured reaches Attained Age 65
• Coverage continues until Insured reaches Attained Age 70

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Premium Waiver Rider	Provides a month credit to the policy upon the Insured’s total disability	• Optional	• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 21 and before the policy anniversary on which Insured reaches Attained Age 59
• Monthly credit applied may not be sufficient to keep the policy from Lapsing
• Cannot be elected if the Waiver of Monthly Deductions Rider is elected
Waiver of Monthly Deductions Rider	Waiver of policy charges if the Insured becomes totally disabled	• Optional	• May be purchased on or after the policy anniversary on which Insured reaches Attained Age 21 and before the policy anniversary on which Insured reaches Attained Age 59
• Monthly charges will not be waived until the Insured has been disabled for six consecutive months
• Benefit alone may not be sufficient to keep the policy from Lapsing
Buying the Policy
Initial Premium Payment
The required initial Premium payment amount is stated in the Policy Specification Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and the Insured’s age, sex, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance. Refunds of Premium will be processed from the policy investment options in the order described in How Monthly Deductions Are Processed.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Premium payments will be allocated to the Sub-Accounts and fixed interest options according to the allocation instructions in effect at the time the Premium is received, subject to the following limitations on fixed interest options allocations:
(1)	Nationwide may refuse Premium allocations, including initial Premium, to the fixed interest options that would cause the total value of amounts allocated to the fixed interest options to exceed 50% of your policy's total Cash Value; and
(2)	Net Premium allocations to the Long-Term Fixed Account, including initial Premium, will not be permitted:
(a)	to exceed $500,000 in any 12 month period (determined on a rolling basis considering any Premium payment allocations during the 12 months prior to the Valuation Period during which we receive a Premium payment); and/or

(b)	if, at the time the Premium is received, it would cause the policy's Long-Term Fixed Account value to exceed $1,000,000.
Nationwide may further limit or refuse Premium payments to the Long-Term Fixed Account on a prospective basis at any time. Generally, this right will be invoked when interest rates are low by historical standards.
Premium allocations to the indexed interest options will be applied to the Fixed Account as a Pending Sweep Transaction on the day they are received. On the applicable Sweep Date, Pending Sweep Transactions will be allocated to the indexed interest strategies, after processing for monthly deductions and other policy charges, loans and partial surrenders, according to the allocation instructions in effect on the day on which the Net Premium was received, unless changed by any transfer requests received in the meantime.
The policy owner may change how future Premium will be allocated at any time while the policy is In Force by notifying Nationwide in writing.
How Your Policy Can Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges, see Unfavorable Investment Experience. A policy owner can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended No-Lapse Guarantee Rider, or by invoking the Overloan Lapse Protection Rider II to prevent the policy from Lapsing due to Indebtedness. Before any Lapse, there is a Grace Period during which a policy owner can take action to prevent the Lapse. Subject to certain conditions, a policy owner may reinstate a policy that has Lapsed.
Guaranteed Policy Continuation Provision
The policy provides for a Guaranteed Policy Continuation Provision during the Death Benefit Guarantee Period shown in the Policy Specification Pages. During the Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, the Premium paid, reduced for any Indebtedness, partial surrenders, and/or Returned Premiums, is equal to or greater than the sum of the Monthly Death Benefit Guarantee Premium in effect for each respective month since the policy was issued.
The Monthly Death Benefit Guarantee Premium required is stated in the Policy Specification Pages and will vary by the Insured's issue age, sex, underwriting classification, any Substandard Ratings, the Total Specified Amount and any Riders elected.
The Monthly Death Benefit Guarantee Premium can only change due to action taken by the policy owner. If a policy owner has made any changes to the policy after it is issued, including any policy loans or partial surrenders, increases or decreases to the Total Specified Amount, adding or terminating a Rider, and/or changing the death benefit option, the Monthly Death Benefit Guarantee Premium may change. A change will result in reissued Policy Specification Pages which will show the new Monthly Death Benefit Guarantee Premium. Upon request and for no charge, Nationwide will determine whether Premium payments, minus any Indebtedness and partial surrenders, and/or Returned Premiums are sufficient to keep the Guaranteed Policy Continuation Provision in effect.
When the Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin. There is no separate additional charge for the Guaranteed Policy Continuation Provision.
Grace Period
If the Cash Surrender Value on any Policy Monthaversary is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid Lapsing the policy. If the required Premium is not paid within 61 days, the policy and all Riders will Lapse. The amount is equal to the lesser of:
•	the amount of Premium required to pay any due and unpaid policy charges plus three times the current monthly deductions; or
•	during the Death Benefit Guarantee Period, the amount of Premium that will bring the Guaranteed Policy Continuation Provision back into effect; or
•	if the Extended No-Lapse Guarantee Rider is elected and the Death Benefit Guarantee Period has ended, the amount of Premium that will satisfy the Rider.

The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
A policy owner may request reinstatement of a Lapsed policy by:
(1)	submitting, at any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to the Service Center to reinstate the policy;
(2)	providing evidence of insurability satisfactory to Nationwide;
(3)	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement, or, if the policy is in the Death Benefit Guarantee Period, paying the lesser of (a) and (b) where:
(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the Guaranteed Policy Continuation Provision into effect;
(4)	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
(5)	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next Policy Monthaversary following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of the surrender charge corresponding to the policy year in which the policy is reinstated or the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Cash Value will be applied to the policy investment options according to the policy owner’s most recent allocation instructions for Net Premium.
Making Withdrawals: Accessing the Money in Your Policy
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Any applicable surrender charges will be deducted from the policy’s Cash Value, see Surrender Charge. See Payment of Policy Proceeds for additional information.
Partial Surrender
A policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the first policy year. A partial surrender will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. A Partial Surrender Fee may be applied to each partial surrender that equals the lesser of $25 or 5% of the amount surrendered. Currently, Nationwide waives the partial surrender fee, see Partial Surrender Fee. See Payment of Policy Proceeds for additional information.

A partial surrender cannot cause the Total Specified Amount to be reduced below the Minimum Total Specified Amount indicated in the Policy Specification Pages, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy, see Taxes.
Reduction of the Base Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Base Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk. The Base Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Base Policy Specified Amount.
Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.
Additional Information About Fees
The following tables describe the fees and expenses that a policy owner will pay when buying, owning, and surrendering or making partial surrenders from the policy. Please refer to the Policy Specifications Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. Except where noted, charges are deducted from the policy's Cash Value as described in How Monthly Charges are Deducted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge[1]	Upon making a Premium payment	Maximum: $100 per $1,000 of Premium	Currently: $60 per $1,000 of Premium
Capped Indexed Interest Strategy Charge[2]	Upon creation of an Index Segment in an Indexed Interest Strategy with a cap rate	Maximum: 2.00% of Cash Value applied to create an Index Segment	Currently: 0.50% of Cash Value applied to create an Index Segment
Service Fee[3]	Upon requesting an illustration, policy loan, or copies of transaction confirmations and statements	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 5% of the amount surrendered from the policy's Cash Value	Currently: $0
Surrender Charge4†	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	Maximum: $45.29 per $1,000 of Specified Amount	Minimum: $0.87 per $1,000 of Specified Amount

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount and Total Specified Amount of $500,000; Death Benefit Option 1; and a complete surrender of the policy in the first year	Upon surrender, policy Lapse, and certain Base Policy Specified Amount decreases	$17.93 per $1,000 of Specified Amount from the policy's Cash Value
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Percent of Premium Charge shown is the guaranteed maximum rate that may be charged in any policy year, see Percent of Premium Charge.
[2]	Capped Indexed Interest Strategy Charge rates may vary by Indexed Interest Strategy and date on which an Index Segment was created.
[3]	The policy owner will be expected to pay the Service Fee by check or money order at the time of the request. This charge will not be deducted from Cash Value.
[4]	The maximum Surrender Charge calculation assumes: the requirement for a policy without surrender charges is not met on the Policy Date; the Insured is a female; issue age 61; tobacco; and a full surrender is taken during the first four policy years. The minimum Surrender Charge calculation assumes: the requirement for a policy without surrender charges is not met on the Policy Date; the Insured is a female; issue age 0; non-tobacco; and a full surrender is taken during the 10th policy year, see Surrender Charges.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Base Contract Charges (Periodic Charges)
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge1†	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Base Policy Specified Amount and Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$0.01 per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Percent of Sub-Account Value Charge[3]	Monthly	Maximum: $0.42 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years	Currently: $0.00 per $1,000 of Cash Value allocated to the Sub-Accounts for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $20.00 per policy	Currently: $10.00 per policy
Per $1,000 of Specified Amount Charge4 †	Monthly	Maximum: $3.14 per $1,000 of Base Policy Specified Amount	Minimum: $0.10 per $1,000 of Base Policy Specified Amount

Base Contract Charges (Periodic Charges)
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Representative: an Issue Age of 35, in the first policy year, male preferred non-tobacco with a Base Policy Specified Amount of $500,000, and Death Benefit Option 1	Monthly	$0.17 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[5]	Annually and at the time of certain events and transactions	Maximum: 4.50% of outstanding policy loan	Currently: 4.50% of outstanding policy loan
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Cost of Insurance Charge calculation assumes: the Insured is a male; issue age 85; policy year 35; standard tobacco; and any Total Specified Amount. Other sets of assumptions may also produce the maximum charge. The minimum charge calculation assumes: the Insured is either male or female; Attained Age 121; any underwriting classification; any Total Specified Amount; and any policy year on or after the policy anniversary the Insured reached Attained Age 121. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance Charge. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
[3]	The maximum Percent of Sub-Account Value Charge represents the maximum amount that may be charged in any policy month based on any dollar amount allocated to the Sub-Accounts.
[4]	The maximum Per $1,000 of Specified Amount Charge calculation assumes: any policy year; male; issue age 85; any Total Specified Amount; and any Death Benefit Option is in effect. The minimum charge calculation assumes: policy years 1-15; female; non-tobacco preferred plus; Issue Age 35; Total Specified Amount of $5,000,000 or more; and Death Benefit Option 1 is in effect.
5
The Policy Loan Interest Charge is described in more detail in Policy Loans.
The next table describes the fees and expenses that a policy owner will pay periodically only if the Rider is elected and while it is In Force.
Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Children's Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Long-Term Care Rider II Charge1†	Monthly	Maximum: $4.17 per $1,000 of Long -Term Care Rider Specified Amount	Minimum: $0.00 per $1,000 of Long-Term Care Rider Specified Amount
Representative: an Attained Age 35 male single preferred non-tobacco with an elected benefit percentage of 4%	Monthly	$0.08 per $1,000 of Long-Term Care Rider Specified Amount
Long-Term Care Rider Charge2†	Monthly	Maximum: $12.90 per $1,000 of Long-Term Care Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Long-Term Care Rider Net Amount At Risk
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$0.02 per $1,000 of Long-Term Care Rider Net Amount At Risk

Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Accidental Death Benefit Rider Charge3†	Monthly	Maximum: $0.75 per $1,000 of Accidental Death Benefit Rider Specified Amount	Minimum: $0.05 per $1,000 of Accidental Death Benefit Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with an Accidental Death Benefit Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Accidental Death Benefit Rider Specified Amount
Waiver of Monthly Deductions Rider Charge4†	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an Attained Age 35 male preferred non-tobacco with a Total Specified Amount of $500,000 and Death Benefit Option 1	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit
Premium Waiver Rider Charge5†	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Extended No-Lapse Guarantee Rider Charge[6]	Monthly	Maximum:
		400% of the sum of the guaranteed maximum cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the guaranteed maximum charges for all other In Force Riders	Minimum: 5% of the sum of the current cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the current charges for all other In Force Riders
Representative: an Issue Age
35 male in the first policy year, preferred non-tobacco with a Total Specified Amount of $500,000, Death Benefit Option 1, a maximum Attained Age election of 90, and no other Riders are attached to the policy.	Monthly	44.50% of the sum of the current cost of insurance charge for the policy, and Additional Term Insurance Rider if elected, plus the current charges for all other In Force Riders
Overloan Lapse Protection Rider II Charge†	Upon invoking the Rider	Maximum: $185.00 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000, assuming the guideline premium/cash value corridor life insurance qualification test is elected	Upon invoking the Rider	$32 per $1,000 of Cash Value
Accelerated Death Benefit for Terminal Illness Rider Charge7†

Optional Benefit Charges (Rider Charges)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
TI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Rider Charge	Upon invoking the Rider	Maximum: $200 per $1,000 of Unadjusted Accelerated Death Benefit Payment	Minimum: $30 per $1,000 of Unadjusted Accelerated Death Benefit Payment
Representative: an Insured of any age or sex, an assumed life expectancy of 1 year, an assumed interest rate of 5% and a risk charge of 5%.	Upon invoking the Rider	$100 per $1,000 of Cash Value
Accelerated Death Benefit for Chronic Illness Rider Charge†
CI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
Accelerated Death Benefit for Critical Illness Rider Charge†
CRI Administrative Charge	Upon invoking the Rider	Maximum: $250.00	Currently: $250.00
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Specification Pages for information about specific charges of the policy.
[1]	The maximum Long-Term Care Rider II charge assumes: the Insured is a female; Issue Age 80, single non-tobacco; and elected benefit percentage of 4% of the Long-Term Care Specified Amount. The minimum charge assumes: the Insured is either male or female and is Attained Age 100; and any underwriting classification.
[2]	The maximum Long-Term Care Rider Charge assumes: the Insured is a female; Attained Age 99; standard tobacco; with a Substandard Rating table E. The minimum charge assumes: the Insured is either male or female and is Attained Age 100; and any underwriting classification.
[3]	The maximum Accidental Death Benefit Rider Charge assumes: the Insured is Attained Age 69 with a Substandard Rating of table P. The minimum charge assumes: the Insured is Attained Age 5 with no Substandard Rating.
[4]	The maximum Waiver of Monthly Deductions Rider Charge assumes: the Insured is Attained Age 59 with a Substandard Rating of table H. The minimum charge assumes: the Insured is male; Attained Age 18; with no Substandard Rating.
[5]	The maximum Premium Waiver Rider Charge assumes: monthly Premium payments of $1,000; the Insured is female; Attained Age 64; with a Substandard Rating of table H. The minimum charge assumes: monthly Premium payments of $1,000; the Insured is male; Attained Age 18; and any underwriting classification.
[6]	The maximum Extended No-Lapse Guarantee Rider charge rate applies to all policies. The minimum charge assumes the Insured is Issue Age 70, male, tobacco, with no Substandard Rating. Other sets of assumptions may also produce the minimum charge.
[7]	The Accelerated Death Benefit for Terminal Illness Rider Charge varies based on prevailing interest rates and the life expectancy of the Insured upon payment of the TI Accelerated Death Benefit Payment. The maximum Accelerated Death Benefit for Terminal Illness Rider Charge assumes: an interest rate discount of 15%; a risk charge of 5%; and a one year life expectancy for the Insured. The minimum charge assumes: an interest rate discount of 4%; a risk charge of 2%; and a life expectancy for the Insured that is less than or equal to three months.

The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy. Including their annual expenses, may be found in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.15%	9.20%

Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?clientid=nwvpx&fundid=63866K528.This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to IASVCTR@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
International Stocks	American Funds Insurance Series® - New World Fund®: Class 2 Investment Adviser: Capital Research and Management Company	1.01%	20.28%	11.41%	6.40%
Bonds	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Financial Management, Inc.	0.59%*	7.48%	6.91%	6.62%
Asset Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I Investment Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.73%*	19.10%	8.35%	6.93%
Large Cap Stocks	Deutsche DWS Variable Series I - DWS Capital Growth VIP: Class A Investment Adviser: DWS Investment Management Americas, Inc.	0.50%	35.49%	18.37%	16.43%
International Stocks	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A Investment Adviser: DWS Investment Management Americas, Inc.	0.68%	6.99%	7.48%	7.17%
Asset Allocation	DFA Investment Dimensions Group Inc. - DFA VA Global Moderate Allocation Portfolio: Institutional Class Investment Adviser: Dimensional Fund Advisors LP Designation: FF	0.30%*	9.96%	7.68%	-
Bonds	DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.24%	1.54%	2.15%	2.32%
International Stocks	DFA Investment Dimensions Group Inc. - VA International Small Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.57%	7.08%	6.98%	7.23%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
International Stocks	DFA Investment Dimensions Group Inc. - VA International Value Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.45%	(3.68)%	3.55%	3.22%
Short-term Bonds	DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.21%	0.74%	1.28%	0.85%
Large Cap Stocks	DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio Investment Adviser: Dimensional Fund Advisors LP	0.27%	(2.28)%	7.57%	11.04%
Small Cap Stocks	DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio Investment Adviser: Dimensional Fund Advisors LP	0.38%	0.20%	5.45%	9.43%
Bonds	DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class Investment Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors LTD, DFA Australia Limited	0.15%	10.79%	4.69%	-
International Stocks	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	1.06%	30.49%	13.79%	5.73%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.71%	29.61%	14.92%	13.89%
Specialty	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Adviser: Fidelity Management & Research Company	0.92%	(31.28)%	(9.65)%	(4.42)%
Large Cap Stocks	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.73%	43.24%	20.21%	17.40%
International Stocks	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.	0.89%	14.31%	7.90%	6.98%
Specialty	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class Investment Adviser: Fidelity Management & Research Company	0.76%	(9.86)%	3.19%	7.83%
Asset Allocation	Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund: Class 1 Investment Adviser: Franklin Advisers, Inc.	0.46%*	1.60%	6.18%	6.44%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Specialty	Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares Investment Adviser: Goldman Sachs Asset Management, L.P.	1.27%*	5.59%	2.04%	-
Asset Allocation	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares Investment Adviser: Invesco Advisers, Inc.	0.80%*	7.81%	6.79%	6.60%
International Stocks	Invesco Oppenheimer V.I. Global Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.77%*	25.15%	13.46%	11.88%
International Stocks	Invesco Oppenheimer V.I. International Growth Fund: Series I Investment Adviser: Invesco Advisers, Inc.	1.00%*	19.63%	7.71%	8.27%
Small Cap Stocks	Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series I Investment Adviser: Invesco Advisers, Inc.	0.80%*	14.59%	10.20%	12.03%
Mid Cap Stocks	Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (formerly, Janus Henderson VIT Enterprise Portfolio: Service Shares) Investment Adviser: Janus Capital Management LLC	0.97%	15.53%	16.10%	15.16%
Specialty	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (formerly, Janus Henderson VIT Global Technology Portfolio: Service Shares) Investment Adviser: Janus Capital Management LLC	0.99%	49.79%	27.28%	20.19%
Bonds	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Adviser: Lord, Abbett & Co. LLC	0.73%	6.78%	4.24%	4.07%
Specialty	MFS® Variable Insurance Trust - MFS Utilities Series: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.78%	5.86%	10.18%	9.37%
Large Cap Stocks	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.73%	3.45%	8.95%	11.29%
International Stocks	MFS® Variable Insurance Trust II - MFS International Growth Portfolio: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.88%*	13.82%	11.15%	8.10%
Mid Cap Stocks	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Initial Class Investment Adviser: Massachusetts Financial Services Company	0.81%	3.06%	7.99%	11.10%
Asset Allocation	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II Investment Adviser: Capital Research and Management Company, Nationwide Fund Advisors Designation: MF	0.93%*	10.76%	8.94%	9.64%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Bonds	Nationwide Variable Insurance Trust - DoubleLine NVIT Total Return Tactical Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: DoubleLine Capital LP	1.00%*	3.38%	-	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	1.02%*	10.54%	8.60%	9.18%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.87%*	8.27%	6.40%	6.43%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.91%*	9.68%	7.69%	7.92%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.78%*	6.95%	4.79%	4.28%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth & Income Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.80%*	4.31%	5.33%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Managed Growth Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.80%*	5.64%	6.53%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF	0.89%*	9.09%	7.09%	7.21%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.97%*	10.27%	8.20%	8.46%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I) Investment Adviser: Nationwide Fund Advisors Designation: FF	0.84%*	7.82%	5.94%	5.77%
Bonds	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.38%	7.01%	3.96%	3.40%
Bonds	Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Neuberger Berman Investment Advisers LLC	0.64%	8.96%	4.79%	4.03%
Cash	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Federated Investment Management Company	0.44%	0.37%	0.80%	0.40%
International Stocks	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.43%	5.54%	5.85%	5.68%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.73%	11.32%	9.20%	9.67%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.67%	8.61%	6.58%	6.58%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.69%	10.56%	8.20%	8.26%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.67%	6.51%	4.59%	4.23%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.55%*	4.35%	5.49%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC Designation: FF, VOL	0.57%*	5.37%	6.69%	-
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.68%	9.46%	7.37%	7.46%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.70%	10.96%	8.68%	8.83%
Asset Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P Investment Adviser: Nationwide Fund Advisors Designation: FF	0.66%	7.95%	5.97%	5.91%
Bonds	Nationwide Variable Insurance Trust - NVIT iShares® Fixed Income ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC Designation: FF	0.76%*	7.12%	-	-
International Stocks	Nationwide Variable Insurance Trust - NVIT iShares® Global Equity ETF Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC Designation: FF	0.77%*	13.24%	-	-
Specialty	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic℠ Multi-Asset Fund: Class Y Investment Adviser: Nationwide Fund Advisors Sub-Adviser: J.P. Morgan Investment Management Inc.	0.43%*	0.74%	-	-
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Core Fund: Class I (formerly, Nationwide Variable Insurance Trust - NVIT Dynamic U.S. Growth Fund: Class I) Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Mellon Investments Corporation	0.61%*	17.98%	15.04%	14.60%
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.40%	9.13%	9.55%	11.04%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 11/30/2020)
			1 year	5 year	10 year
Mid Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: American Century Investment Management, Inc. and Thompson, Siegel & Walmsley LLC	0.95%*	(2.11)%	5.77%	10.04%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.07%*	32.72%	16.18%	14.64%
Large Cap Stocks	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.24%*	17.17%	13.72%	13.90%
Short-term Bonds	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I Investment Adviser: Nationwide Fund Advisors Sub-Adviser: Nationwide Asset Management, LLC	0.54%	3.09%	2.45%	1.87%
Small Cap Stocks	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II Investment Adviser: Nationwide Fund Advisors Sub-Adviser: BlackRock Investment Management, LLC	0.61%*	13.15%	9.79%	10.73%
Specialty	PIMCO Variable Insurance Trust - CommodityRealReturn® Strategy Portfolio: Administrative Class Investment Adviser: PIMCO	2.16%*	0.88%	0.67%	(5.11)%
Large Cap Stocks	Putnam Variable Trust - Putnam VT Equity Income Fund: Class IA Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.57%	6.00%	10.24%	12.31%
International Stocks	Putnam Variable Trust - Putnam VT International Value Fund: Class IA Investment Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited and The Putnam Advisory Company, LLC	0.92%	2.42%	3.99%	4.56%
Specialty	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio Investment Adviser: T. Rowe Price Associates, Inc.	0.94%*	27.34%	13.49%	20.50%
Specialty	VanEck VIP Trust - Global Hard Assets Fund: Initial Class Investment Adviser: Van Eck Associates Corporation	1.15%	18.45%	1.72%	(3.66)%
Specialty	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I Investment Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	0.89%*	(5.89)%	5.46%	9.09%
* Indicates amount reflected includes reimbursements and waivers.

Designations Key:
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.
MF:	The underlying mutual fund operates as a "feeder fund", which means it invests all of its investment assets in another mutual fund, the "master fund". Investors in this underlying mutual fund will bear the fees and expenses of both this underlying mutual fund and the "master fund" in which it invests. Therefore, this may result in higher expenses than those of other underlying mutual funds that invest directly in individual securities. Refer to the prospectus for this underlying mutual fund for more information.
VOL:	The underlying mutual fund uses a volatility management strategy to reduce a policy owner’s exposure to equity investments when equity markets are volatile which may limit investment losses in a down market. However, use of such a strategy may also limit the growth of the policy’s Cash Value. Allocation to this type of investment option may result in foregone investment gains that could otherwise be realized by investing in riskier investment options.
Extended No-Lapse Guarantee Rider
Only the investment options shown below are available for election while this Rider is In Force:
•	the Fixed Account; and/or
•	the indexed interest options; and/or
any combination of the Sub-Accounts listed below:
•	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A
•	Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares
•	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth & Income Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Managed Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class P
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class P

Outside back cover page
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information, both dated [______________], 2021, as amended or supplemented. The Statement of Additional Information may be obtained, free of charge, in the same manner as the prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C___________